EXHIBIT 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of M~Wave, Inc. for the three months ended September 30, 2007, I, Jeff Figlewicz, Chief Financial Officer of M~Wave, Inc. do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-QSB for the three months ended September 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the three months ended September 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of M~Wave, Inc.

Dated: November 14, 2007	/s/ Jeff Figlewicz
Jeff Figlewicz
Chief Financial Officer